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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 1996 included in United States Filter Corporation's Report on Form 8-K dated November 6, 1996 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

                                              Arthur Andersen LLP

Minneapolis, Minnesota

November 20, 1996